UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

CHINA WI-MAX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53268	61-1504884
(Commission File Number)	(I.R.S. Employer Identification No.)

1009 Washington Street, Grafton, Wisconsin 53024
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 303-993-8028

None
(Former name, former address and former fiscal year,
if changed since last report)

Total number of pages in this document: 3

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The  information in this Item 7.01 of this Current Report is furnished  pursuant to Item 7.01 and shall not be deemed "filed" for any purpose,  including for the purposes  of  Section  18 of the  Exchange  Act,  or  otherwise  subject  to the liabilities of that Section.  The information in this Current Report on Form 8-K shall  not be  deemed incorporated  by  reference  into any  filing  under  the Securities  Act or the  Exchange  Act  regardless  of any general  incorporation language in such filing.

On June 22, 2011, the Company sent a letter to its shareholders with an update report. The text of the letter is attached as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

a) Financial Statements – None

b) Exhibits – 99.1 Letter to Shareholders dated June 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA WI-MAX COMMUNICATIONS, INC. (Registrant)

Dated: June 22, 2011 /s/ Steven Berman
Steven Berman, President